Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

From January 10, 2012 to February 10, 2012, the Company sold to third parties $127.7 million principal amount of Notes held by its subsidiaries at an average price of 81.79% of the principal amount for total proceeds of $87.3 million. The discount of $40.4 million will be amortized into interest expense over the expected term of the Notes.

On January 19, 2012, February 3, 2012 and February 7, 2012, the Company made principal prepayments of $10.4 million, $7.5 million and $4.2 million under the Credit Facility, respectively, using a portion of the proceeds it received from the sale of its Notes to third parties. On February 15, 2012, the Company paid off the remaining outstanding principal balance of $12.4 million.

On January 16, 2012, the Company declared a dividend of $0.20 per share or approximately $5.1 million. The dividend was payable on February 17, 2012 to shareholders of record at January 30, 2012.

On February 6, 2012, the Company completed an extension of the maturity date of the Nord LB Facility from November 2012 to November 2018. (See Note 6.)

On January 27, 2012 and February 17, 2012, the Company purchased two aircraft for a combined purchase price of $26.7 million. To partially finance the acquisitions, the Company entered into loan agreements with an international commercial bank to borrow $24.0 million. The loans are secured by a pledge of the Company’s rights, title and interest in the aircraft.

A lessee of one of the Company’s aircraft filed for bankruptcy protection in the first quarter of 2012. The Company has terminated the lease and repossessed this aircraft. In addition, in the first quarter of 2012, the Company agreed to an early termination of the leases on two of its aircraft to be effective upon redelivery of these aircraft to the Company. The lessee of these two aircraft had previously been placed on non-accrual status.